UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 08, 2010



                           EWORLD INTERACTIVE, INC.
		_______________________________________________
            (Exact name of registrant as specified in its charter)


      Florida                 333-130707                     65-0855736
     _____________	     ___________		__________________
    (State or other	     (Commission 		   (IRS Employer
    jurisdiction of          File Number)		Identification No.)
    Incorporation)


        1147 Kang Ding Road, Room 208, Block D, Shanghai, China 200042
                    _______________________________________
              (Address of principal executive offices)(Zip Code)

                                (888) 485-8882
                        _______________________________
             (Registrant's telephone number, including area code)

                                Not applicable
                       ________________________________
         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities  Act  (17
    CFR 230.425)

[ ] Soliciting material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement  communications   pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications   pursuant  to  Rule  13e-4(c)  under  the
    Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 08, 2010 Guy Peckham, the President of Eworld Interactive, resigned his position from the Board of Directors and as President of the Company effective immediately.

On April 12, 2010, Gerry Shirren, currently Chief Operating Officer and Chief Financial Officer of Eworld Interactive is appointed President of Eworld Interactive, effective immediately.



(c) Exhibits

Exhibit No.       Description

 None.




                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           E World Interactive, INC.

Dated: April 12, 2010                      By:  /s/ Gerry Shirren
					  	_________________
						Gerry Shirren
                                                Title: Secretary